UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04173

John Hancock Investors Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	April 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual report
John Hancock
Investors Trust
Closed-end fixed income
Ticker: JHI
April 30, 2022

A message to shareholders
Dear shareholders,
The bond market declined for the six months ended April 30, 2022, reflecting a broad rise in bond yields. Improving economic growth, combined with supply chain shortages, led to significantly higher inflation. By the end of the period, the inflation rate surged to a 40-year high. To combat rising inflationary pressures, the U.S. Federal Reserve (Fed) began raising short-term interest rates late in the period, which pushed bond yields higher and prices lower. Furthermore, the conflict between Russia and Ukraine, which created significant geopolitical and economic uncertainty, led to heightened volatility in the bond market. Although bond yields rose across the board, short-term bond yields increased the most, reflecting the Fed’s interest-rate hike and expectations for more going forward.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investors Trust

2	Your fund at a glance
3	Portfolio summary
5	A look at performance
7	Fund’s investments
21	Financial statements
25	Financial highlights
26	Notes to financial statements
36	Investment objective, principal investment strategies, and principal risks
40	Additional information
41	Shareholder meeting
42	More information
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2022 (%)

The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

Portfolio summary
PORTFOLIO COMPOSITION AS OF 4/30/2022 (% of total investments)

QUALITY COMPOSITION AS OF 4/30/2022 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-22 and do not reflect subsequent downgrades or upgrades, if any.
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	3

COUNTRY COMPOSITION AS OF 4/30/2022 (% of total investments)
United States	74.8
Canada	4.0
Mexico	3.7
United Kingdom	3.4
France	2.5
Luxembourg	2.4
Japan	1.7
Ireland	1.1
Other countries	6.4
TOTAL	100.0
4	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2022

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	6-month	5-year	10-Year
At Net asset value	-9.48	4.47	6.06	-12.44	24.43	80.18
At Market price	-6.39	6.13	4.43	-10.71	34.64	54.27
Bloomberg U.S. Government/Credit Index	-8.47	1.45	1.90	-9.92	7.46	20.75
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	5

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Investors Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
6	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

Fund’s investments
AS OF 4-30-22 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 1.6% (1.0% of Total investments)				$2,192,926
(Cost $2,261,070)
U.S. Government Agency 1.6%				2,192,926
Federal National Mortgage Association
30 Yr Pass Thru	4.000	12-01-40	777,946	789,562
30 Yr Pass Thru	4.000	09-01-41	656,934	667,017
30 Yr Pass Thru	4.000	10-01-41	380,602	386,442
30 Yr Pass Thru	4.000	01-01-42	206,351	209,514

30 Yr Pass Thru	6.500	01-01-39	125,615	140,391
Foreign government obligations 0.4% (0.2% of Total investments)				$501,525
(Cost $575,292)
Argentina 0.4%				501,525

Republic of Argentina Bond (2.500% to 7-9-22, then 3.500% to 7-9-29, then 4.875% thereafter)	2.500	07-09-41	1,500,000	501,525

Corporate bonds 145.1% (89.0% of Total investments)				$198,558,560
(Cost $213,277,150)
Communication services 27.4%				37,542,794
Diversified telecommunication services 3.9%
Connect Finco SARL (A)	6.750	10-01-26	1,110,000	1,079,475
Iliad Holding SASU (A)	6.500	10-15-26	905,000	869,895
Level 3 Financing, Inc. (A)	4.625	09-15-27	1,245,000	1,118,944
Telecom Argentina SA (A)	8.000	07-18-26	350,000	331,629
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25	1,500,000	1,391,250
Zayo Group Holdings, Inc. (A)	6.125	03-01-28	720,000	603,000
Entertainment 4.1%
AMC Entertainment Holdings, Inc. (A)(B)(C)	7.500	02-15-29	1,000,000	915,000
AMC Entertainment Holdings, Inc. (A)	10.000	06-15-26	1,090,000	912,951
Cinemark USA, Inc. (A)(B)(C)	8.750	05-01-25	950,000	986,813
Lions Gate Capital Holdings LLC (A)(B)(C)	5.500	04-15-29	955,000	846,598
Magallanes, Inc. (A)(C)	4.279	03-15-32	520,000	483,025
Netflix, Inc.	5.875	11-15-28	1,500,000	1,545,000
Interactive media and services 1.2%
Cars.com, Inc. (A)	6.375	11-01-28	750,000	702,765
Match Group Holdings II LLC (A)(B)(C)	3.625	10-01-31	500,000	415,950
Match Group Holdings II LLC (A)(B)(C)	5.625	02-15-29	500,000	482,500
Media 11.9%
Altice Financing SA (A)	5.000	01-15-28	510,000	425,712
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	7

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
Altice Financing SA (A)(B)(C)	5.750	08-15-29		400,000	$337,004
Altice France Holding SA (A)(B)(C)	6.000	02-15-28		710,000	586,339
Altice France SA (A)	5.500	10-15-29		1,250,000	1,062,500
Cable One, Inc. (A)(B)(C)	4.000	11-15-30		456,000	391,253
CCO Holdings LLC (A)(C)	4.250	01-15-34		860,000	683,700
CCO Holdings LLC (A)	5.125	05-01-27		645,000	628,733
Comcast Corp. (C)	3.300	04-01-27		820,000	802,631
CSC Holdings LLC (A)(B)(C)	5.500	04-15-27		1,175,000	1,134,380
Gannett Holdings LLC (A)	6.000	11-01-26		690,000	627,900
Globo Comunicacao e Participacoes SA (A)(B)(C)	5.500	01-14-32		245,000	212,467
Grupo Televisa SAB (B)(C)	4.625	01-30-26		725,000	730,952
Grupo Televisa SAB	8.490	05-11-37	MXN	26,200,000	1,036,384
iHeartCommunications, Inc. (B)(C)	8.375	05-01-27		1,200,000	1,188,000
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27		945,000	939,117
National CineMedia LLC	5.750	08-15-26		400,000	282,000
News Corp. (A)(C)	5.125	02-15-32		625,000	596,875
Paramount Global (C)	5.850	09-01-43		1,125,000	1,136,889
Radiate Holdco LLC (A)	6.500	09-15-28		1,555,000	1,368,400
Sirius XM Radio, Inc. (A)(C)	3.875	09-01-31		860,000	726,279
Stagwell Global LLC (A)(C)	5.625	08-15-29		1,000,000	882,690
Townsquare Media, Inc. (A)(C)	6.875	02-01-26		470,000	467,932
Wireless telecommunication services 6.3%
America Movil SAB de CV	6.450	12-05-22	MXN	10,370,000	499,533
SoftBank Group Corp.	5.125	09-19-27		1,000,000	908,316
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (D)	6.875	07-19-27		1,098,000	1,026,981
Sprint Corp.	7.125	06-15-24		2,150,000	2,262,875
Sprint Corp. (C)	7.875	09-15-23		1,000,000	1,050,000
T-Mobile USA, Inc. (C)	3.375	04-15-29		1,000,000	904,660
U.S. Cellular Corp. (C)	6.700	12-15-33		1,895,000	1,957,497
Consumer discretionary 22.6%					30,983,606
Auto components 0.8%
The Goodyear Tire & Rubber Company	5.000	07-15-29		550,000	490,435
The Goodyear Tire & Rubber Company (B)(C)	5.250	04-30-31		650,000	565,084
Automobiles 6.3%
Ford Motor Company	3.250	02-12-32		204,000	165,791
Ford Motor Company (C)	4.750	01-15-43		683,000	549,815
General Motors Company (C)	5.400	10-02-23		1,150,000	1,180,900
General Motors Company (C)	6.750	04-01-46		1,500,000	1,621,174
General Motors Company (C)	6.800	10-01-27		1,434,000	1,541,815
8	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)(C)(D)	5.700	09-30-30	1,000,000	$976,250
Nissan Motor Company, Ltd. (A)	4.345	09-17-27	2,000,000	1,905,431
Thor Industries, Inc. (A)	4.000	10-15-29	850,000	718,344
Diversified consumer services 1.6%
Garda World Security Corp. (A)	4.625	02-15-27	750,000	675,000
Sotheby’s (A)	7.375	10-15-27	780,000	769,119
Stena International SA (A)	6.125	02-01-25	800,000	793,157
Hotels, restaurants and leisure 10.5%
Affinity Gaming (A)(C)	6.875	12-15-27	1,000,000	936,640
Caesars Entertainment, Inc. (A)	4.625	10-15-29	710,000	608,825
Caesars Resort Collection LLC (A)	5.750	07-01-25	280,000	285,950
Carnival Corp. (A)	6.000	05-01-29	673,000	604,018
Carnival Corp. (A)	7.625	03-01-26	750,000	734,063
CEC Entertainment LLC (A)(B)(C)	6.750	05-01-26	830,000	780,200
Dave & Buster’s, Inc. (A)	7.625	11-01-25	320,000	332,000
Everi Holdings, Inc. (A)(C)	5.000	07-15-29	180,000	163,314
Expedia Group, Inc. (B)(C)	4.625	08-01-27	1,115,000	1,120,096
Expedia Group, Inc. (C)	5.000	02-15-26	1,000,000	1,021,834
Full House Resorts, Inc. (A)	8.250	02-15-28	670,000	663,427
Jacobs Entertainment, Inc. (A)(C)	6.750	02-15-29	255,000	249,824
Life Time, Inc. (A)(C)	5.750	01-15-26	850,000	824,755
Marriott Ownership Resorts, Inc. (A)	6.125	09-15-25	195,000	199,631
MGM Resorts International (C)	6.000	03-15-23	610,000	616,863
Mohegan Gaming & Entertainment (A)	8.000	02-01-26	640,000	568,000
New Red Finance, Inc. (A)	4.375	01-15-28	935,000	853,188
Premier Entertainment Sub LLC (A)	5.625	09-01-29	880,000	704,000
Travel + Leisure Company (A)	4.625	03-01-30	639,000	568,710
Travel + Leisure Company (C)	6.600	10-01-25	1,190,000	1,234,625
Travel + Leisure Company (A)	6.625	07-31-26	465,000	476,058
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	180,000	167,767
Yum! Brands, Inc. (C)	5.375	04-01-32	700,000	668,948
Household durables 0.4%
Taylor Morrison Communities, Inc. (A)	5.125	08-01-30	600,000	547,500
Multiline retail 1.2%
Macy’s Retail Holdings LLC (A)(B)(C)	5.875	04-01-29	475,000	450,595
Nordstrom, Inc. (B)(C)	4.250	08-01-31	500,000	423,793
Nordstrom, Inc. (B)(C)	5.000	01-15-44	900,000	746,010
Specialty retail 1.3%
Asbury Automotive Group, Inc. (A)(B)(C)	4.625	11-15-29	160,000	144,021
Carvana Company (A)	5.875	10-01-28	750,000	596,089
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	9

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
Lithia Motors, Inc. (A)(C)	3.875	06-01-29	550,000	$496,634
Lithia Motors, Inc. (A)	4.375	01-15-31	675,000	619,313
Textiles, apparel and luxury goods 0.5%
Kontoor Brands, Inc. (A)(C)	4.125	11-15-29	720,000	624,600
Consumer staples 1.4%				1,978,700
Food products 0.8%
Lamb Weston Holdings, Inc. (A)	4.125	01-31-30	647,000	577,370
Post Holdings, Inc. (A)	5.625	01-15-28	510,000	482,205
Household products 0.6%
Edgewell Personal Care Company (A)	5.500	06-01-28	950,000	919,125
Energy 18.0%				24,581,695
Energy equipment and services 1.5%
CSI Compressco LP (A)(B)(C)	7.500	04-01-25	500,000	480,895
CSI Compressco LP (A)	7.500	04-01-25	380,000	365,480
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (A)	10.000	04-01-26	1,236,699	1,199,598
Oil, gas and consumable fuels 16.5%
Antero Midstream Partners LP (A)(C)	5.375	06-15-29	425,000	398,361
Antero Resources Corp. (A)(C)	5.375	03-01-30	170,000	166,105
Antero Resources Corp. (A)(C)	7.625	02-01-29	529,000	560,528
Cenovus Energy, Inc. (C)	6.750	11-15-39	895,000	1,015,558
Cheniere Energy Partners LP (A)(C)	3.250	01-31-32	325,000	277,875
Cheniere Energy Partners LP	4.500	10-01-29	1,620,000	1,551,150
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (D)	7.375	12-15-22	700,000	665,000
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)(C)	5.850	05-21-43	560,000	508,967
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%) (B)(C)	5.750	07-15-80	950,000	942,875
Energy Transfer LP (C)	4.200	04-15-27	1,000,000	985,216
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (C)(D)	7.125	05-15-30	1,285,000	1,212,526
Marathon Petroleum Corp. (C)	4.750	09-15-44	1,500,000	1,378,876
MEG Energy Corp. (A)(C)	5.875	02-01-29	237,000	231,992
New Fortress Energy, Inc. (A)(C)	6.500	09-30-26	1,000,000	967,820
Occidental Petroleum Corp. (C)	5.500	12-01-25	450,000	457,875
Occidental Petroleum Corp. (B)(C)	6.375	09-01-28	840,000	882,000
Occidental Petroleum Corp.	6.625	09-01-30	340,000	368,475
Odebrecht Oil & Gas Finance, Ltd., Zero Coupon (A)(D)	0.000	05-30-22	100,959	303
Parkland Corp. (A)	5.875	07-15-27	1,150,000	1,115,155
10	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Parsley Energy LLC (A)(C)	4.125	02-15-28		1,115,000	$1,050,913
Petroleos Mexicanos	6.700	02-16-32		632,000	544,582
Petroleos Mexicanos	7.470	11-12-26	MXN	31,356,000	1,357,405
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (D)	6.125	11-15-22		1,100,000	915,750
Sabine Pass Liquefaction LLC (C)	5.000	03-15-27		1,000,000	1,022,697
Southwestern Energy Company	8.375	09-15-28		1,570,000	1,697,563
Sunoco LP (A)	4.500	04-30-30		374,000	337,483
Talos Production, Inc. (C)	12.000	01-15-26		660,000	709,652
The Oil and Gas Holding Company BSCC (A)	7.500	10-25-27		1,155,000	1,213,020
Financials 27.3%					37,389,336
Banks 17.5%
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (C)(D)	6.100	03-17-25		2,760,000	2,789,132
Barclays PLC (6.125% to 12-15-25, then 5 Year CMT + 5.867%) (B)(C)(D)	6.125	12-15-25		1,185,000	1,162,035
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(D)	7.000	08-16-28		1,205,000	1,241,150
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (B)(C)(D)	5.650	10-06-25		1,000,000	1,024,749
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(B)(C)(D)	7.875	01-23-24		865,000	886,625
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(C)(D)	8.125	12-23-25		1,495,000	1,605,287
Freedom Mortgage Corp. (A)(C)	6.625	01-15-27		795,000	688,073
Freedom Mortgage Corp. (A)(C)	8.250	04-15-25		709,000	680,640
HSBC Holdings PLC (4.600% to 12-17-30, then 5 Year CMT + 3.649%) (C)(D)	4.600	12-17-30		1,250,000	1,059,375
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year ICE Swap Rate + 3.606%) (C)(D)	6.500	03-23-28		2,080,000	2,029,310
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (C)(D)	6.500	04-16-25		1,135,000	1,132,163
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (C)(D)	6.750	02-01-24		3,500,000	3,561,536
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (B)(C)(D)	7.500	06-27-24	1,665,000	$1,698,300
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (B)(C)(D)	6.000	12-29-25	675,000	665,246
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (C)(D)	6.000	05-15-27	1,365,000	1,361,588
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (C)(D)	3.700	01-15-27	930,000	794,471
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (C)(D)	5.875	06-15-25	1,565,000	1,576,738
Capital markets 1.6%
Credit Suisse Group AG (7.250% to 9-12-25, then 5 Year ICE Swap Rate + 4.332%) (A)(D)	7.250	09-12-25	1,500,000	1,462,800
Jane Street Group (A)	4.500	11-15-29	260,000	240,765
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (C)(D)	5.000	06-01-27	530,000	510,639
Consumer finance 4.9%
Ally Financial, Inc. (B)(C)	5.800	05-01-25	2,000,000	2,090,213
Avation Capital SA (8.250% Cash or 9.000% PIK) (A)	8.250	10-31-26	741,690	615,729
Enova International, Inc. (A)	8.500	09-01-24	465,000	465,140
Enova International, Inc. (A)	8.500	09-15-25	1,200,000	1,194,000
OneMain Finance Corp.	6.875	03-15-25	1,650,000	1,658,250
World Acceptance Corp. (A)(C)	7.000	11-01-26	860,000	746,041
Insurance 2.9%
Athene Holding, Ltd. (C)	6.150	04-03-30	1,500,000	1,577,258
Prudential Financial, Inc. (3.700% to 7-1-30, then 5 Year CMT + 3.035%) (C)	3.700	10-01-50	2,100,000	1,839,117
SBL Holdings, Inc. (A)(C)	5.000	02-18-31	587,000	529,216
Mortgage real estate investment trusts 0.4%
Starwood Property Trust, Inc. (A)	5.500	11-01-23	500,000	503,750
Health care 6.9%				9,488,945
Health care equipment and supplies 0.4%
Mozart Debt Merger Sub, Inc. (A)	3.875	04-01-29	530,000	463,093
Mozart Debt Merger Sub, Inc. (A)(B)(C)	5.250	10-01-29	160,000	139,200
Health care providers and services 4.5%
Cano Health LLC (A)(B)(C)	6.250	10-01-28	668,000	616,230
Centene Corp.	3.375	02-15-30	515,000	460,127
12	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Centene Corp.	4.625	12-15-29	400,000	$387,410
DaVita, Inc. (A)	3.750	02-15-31	440,000	358,600
Encompass Health Corp.	4.750	02-01-30	600,000	542,250
HCA, Inc.	3.500	09-01-30	700,000	627,081
HCA, Inc. (C)	5.250	04-15-25	1,000,000	1,030,115
HCA, Inc. (C)	5.500	06-15-47	1,760,000	1,727,318
HealthEquity, Inc. (A)	4.500	10-01-29	390,000	356,363
Pharmaceuticals 2.0%
Bausch Health Americas, Inc. (A)	9.250	04-01-26	1,000,000	992,700
Bausch Health Companies, Inc. (A)	7.000	01-15-28	900,000	742,500
Jazz Securities DAC (A)(C)	4.375	01-15-29	378,000	348,233
Organon & Company (A)(C)	4.125	04-30-28	750,000	697,725
Industrials 17.5%				23,884,163
Aerospace and defense 1.3%
Bombardier, Inc. (A)	7.125	06-15-26	570,000	524,400
Bombardier, Inc. (A)(B)(C)	7.875	04-15-27	1,380,000	1,285,567
Air freight and logistics 0.1%
Watco Companies LLC (A)	6.500	06-15-27	164,000	158,260
Airlines 4.0%
American Airlines 2013-1 Class A Pass Through Trust (C)	4.000	01-15-27	386,908	364,799
American Airlines, Inc. (A)	11.750	07-15-25	1,100,000	1,265,000
Delta Air Lines, Inc. (A)(C)	7.000	05-01-25	1,000,000	1,070,406
Delta Air Lines, Inc. (B)(C)	7.375	01-15-26	700,000	745,500
United Airlines 2020-1 Class A Pass Through Trust (C)	5.875	10-15-27	414,952	423,375
United Airlines 2020-1 Class B Pass Through Trust (C)	4.875	01-15-26	1,660,830	1,597,476
Virgin Australia Holdings Proprietary, Ltd. (A)(E)	8.125	11-15-24	1,100,000	56,375
Building products 0.2%
Builders FirstSource, Inc. (A)	5.000	03-01-30	370,000	342,250
Commercial services and supplies 2.1%
Allied Universal Holdco LLC (A)	6.625	07-15-26	1,100,000	1,063,084
APX Group, Inc. (A)	5.750	07-15-29	665,000	544,868
Cimpress PLC (A)	7.000	06-15-26	1,300,000	1,212,250
Construction and engineering 2.4%
AECOM	5.125	03-15-27	900,000	889,875
Global Infrastructure Solutions, Inc. (A)(C)	5.625	06-01-29	650,000	592,394
MasTec, Inc. (A)(B)(C)	4.500	08-15-28	450,000	431,475
Picasso Finance Sub, Inc. (A)	6.125	06-15-25	425,000	432,905
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	13

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Construction and engineering (continued)
Tutor Perini Corp. (A)(B)(C)	6.875	05-01-25	1,000,000	$936,250
Electrical equipment 0.6%
Atkore, Inc. (A)(C)	4.250	06-01-31	345,000	305,325
Vertiv Group Corp. (A)	4.125	11-15-28	564,000	491,385
Machinery 0.9%
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	625,000	626,106
TK Elevator U.S. Newco, Inc. (A)	5.250	07-15-27	600,000	562,092
Marine 0.3%
Seaspan Corp. (A)(C)	5.500	08-01-29	460,000	405,950
Professional services 0.5%
Nielsen Finance LLC (A)(C)	4.500	07-15-29	700,000	661,535
Road and rail 2.4%
The Hertz Corp. (A)	4.625	12-01-26	80,000	72,922
Uber Technologies, Inc. (A)(B)(C)	6.250	01-15-28	1,165,000	1,153,350
Uber Technologies, Inc. (A)	7.500	09-15-27	600,000	617,382
Uber Technologies, Inc. (A)	8.000	11-01-26	1,350,000	1,414,125
Trading companies and distributors 2.7%
Ashland LLC (C)	6.875	05-15-43	845,000	937,950
Beacon Roofing Supply, Inc. (A)(C)	4.125	05-15-29	980,000	862,527
Boise Cascade Company (A)	4.875	07-01-30	625,000	587,781
H&E Equipment Services, Inc. (A)	3.875	12-15-28	800,000	696,836
WESCO Distribution, Inc. (A)	7.250	06-15-28	535,000	552,388
Information technology 7.1%				9,643,523
IT services 1.5%
Block, Inc. (A)(B)(C)	3.500	06-01-31	325,000	272,188
Sabre GLBL, Inc. (A)	9.250	04-15-25	1,000,000	1,066,530
Sixsigma Networks Mexico SA de CV (A)(B)(C)	7.500	05-02-25	725,000	694,731
Semiconductors and semiconductor equipment 0.5%
Entegris Escrow Corp. (A)(C)	4.750	04-15-29	780,000	751,733
Software 1.4%
Consensus Cloud Solutions, Inc. (A)	6.000	10-15-26	405,000	384,750
Consensus Cloud Solutions, Inc. (A)	6.500	10-15-28	600,000	564,000
Virtusa Corp. (A)	7.125	12-15-28	1,000,000	900,000
Technology hardware, storage and peripherals 3.7%
CDW LLC	3.250	02-15-29	500,000	440,000
Dell International LLC (C)	8.350	07-15-46	746,000	995,488
NCR Corp. (A)	5.125	04-15-29	265,000	252,413
NCR Corp. (A)	5.250	10-01-30	292,000	275,940
Seagate HDD Cayman (B)(C)	5.750	12-01-34	1,500,000	1,410,000
Xerox Corp. (C)	6.750	12-15-39	450,000	420,750
14	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Xerox Holdings Corp. (A)(B)(C)	5.500	08-15-28	1,350,000	$1,215,000
Materials 8.1%				11,063,253
Chemicals 2.6%
Braskem Idesa SAPI (A)	6.990	02-20-32	440,000	394,843
Orbia Advance Corp. SAB de CV (A)	5.500	01-15-48	835,000	740,236
SCIL IV LLC (A)	5.375	11-01-26	530,000	483,625
The Chemours Company (A)	5.750	11-15-28	1,000,000	937,500
Trinseo Materials Operating SCA (A)(C)	5.125	04-01-29	1,100,000	969,584
Containers and packaging 2.0%
ARD Finance SA (6.500% Cash or 7.250% PIK) (A)	6.500	06-30-27	639,882	537,501
Graphic Packaging International LLC (A)(C)	3.750	02-01-30	850,000	745,221
Sealed Air Corp. (A)	6.875	07-15-33	500,000	547,760
Trivium Packaging Finance BV (A)	5.500	08-15-26	900,000	869,625
Metals and mining 3.5%
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	1,400,000	1,407,000
Freeport-McMoRan, Inc.	4.250	03-01-30	1,150,000	1,082,035
Freeport-McMoRan, Inc. (C)	5.450	03-15-43	825,000	824,637
Novelis Corp. (A)	4.750	01-30-30	810,000	744,981
QVC, Inc. (C)	5.950	03-15-43	1,000,000	778,705
Real estate 3.2%				4,390,861
Equity real estate investment trusts 1.5%
GLP Capital LP (C)	5.375	04-15-26	815,000	831,420
Trust Fibra Uno	6.390	01-15-50	1,000,000	932,510
VICI Properties LP (A)	4.625	12-01-29	350,000	328,650
Real estate management and development 1.7%
Realogy Group LLC (A)(C)	5.750	01-15-29	690,000	578,406
Shimao Group Holdings, Ltd.	6.125	02-21-24	2,500,000	651,250
Sunac China Holdings, Ltd.	7.500	02-01-24	1,500,000	352,500
WeWork Companies, Inc. (A)(B)(C)	7.875	05-01-25	850,000	716,125
Utilities 5.6%				7,611,684
Electric utilities 3.9%
Duke Energy Corp. (3.250% to 1-15-27, then 5 Year CMT + 2.321%) (C)	3.250	01-15-82	1,400,000	1,190,867
Instituto Costarricense de Electricidad (A)	6.375	05-15-43	1,595,000	1,305,547
NRG Energy, Inc. (A)	3.375	02-15-29	275,000	233,063
NRG Energy, Inc. (A)	3.625	02-15-31	430,000	357,975
NRG Energy, Inc.	6.625	01-15-27	336,000	340,200
Vistra Operations Company LLC (A)	5.500	09-01-26	900,000	896,850
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	15

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Vistra Operations Company LLC (A)	5.625	02-15-27	1,000,000	$985,000
Gas utilities 1.2%
AmeriGas Partners LP	5.750	05-20-27	1,000,000	982,310
NGL Energy Operating LLC (A)(C)	7.500	02-01-26	749,000	705,622
Independent power and renewable electricity producers 0.5%

Clearway Energy Operating LLC (A)	4.750	03-15-28	650,000	614,250
Term loans (F) 6.1% (3.8% of Total investments)				$8,434,062
(Cost $8,948,674)
Communication services 1.3%				1,745,881
Entertainment 0.4%
Playtika Holding Corp., 2021 Term Loan (1 month LIBOR + 2.750%)	3.514	03-13-28	539,550	533,345
Media 0.9%
AP Core Holdings II LLC, High-Yield Term Loan B2 (G)	TBD	09-01-27	1,000,000	995,000
Hoya Midco LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.264	06-30-24	220,149	217,536
Consumer discretionary 0.5%				674,941
Diversified consumer services 0.5%
Sotheby’s, 2021 Term Loan B (3 month LIBOR + 4.500%)	5.544	01-15-27	676,843	674,941
Energy 0.3%				431,495
Oil, gas and consumable fuels 0.3%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan (3 month LIBOR + 9.000%)	10.021	11-01-25	405,000	431,495
Health care 1.5%				2,149,855
Health care providers and services 0.5%
US Renal Care, Inc., 2021 Term Loan B (1 month LIBOR + 5.500%)	6.500	06-26-26	796,000	700,480
Pharmaceuticals 1.0%
Bausch Health Companies, Inc., 2022 Term Loan B (G)	TBD	01-27-27	1,500,000	1,449,375
Industrials 0.1%				127,132
Airlines 0.0%
Global Aviation Holdings, Inc., PIK, 2nd Lien Term Loan (E)(H)	0.000	07-13-21	51,038	0
Global Aviation Holdings, Inc., PIK, 3rd Lien Term Loan (E)(H)	0.000	03-13-22	514,063	0
16	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Building products 0.1%
Standard Industries, Inc., 2021 Term Loan B (6 month LIBOR + 2.500%)	3.788	09-22-28	127,550	$127,132
Information technology 2.2%				2,982,397
Software 2.2%
Ascend Learning LLC, 2021 Term Loan (1 month LIBOR + 3.500%)	4.264	12-11-28	299,250	295,348
Grab Holdings, Inc., Term Loan B (6 month LIBOR + 4.500%)	5.500	01-29-26	2,133,450	2,073,884
Vericast Corp., 2021 Term Loan (3 month LIBOR + 7.750%)	8.756	06-16-26	770,066	613,165
Materials 0.2%				322,361
Chemicals 0.2%

Kraton Corp., 2022 USD Term Loan (3 month LIBOR + 3.250%)	3.990	03-15-29	325,000	322,361
Collateralized mortgage obligations 0.1% (0.0% of Total investments)				$83,039
(Cost $103,663)
Commercial and residential 0.1%				71,439
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	1,799,585	18,755
Series 2007-4, Class ES IO	0.350	07-19-47	1,927,296	25,441
Series 2007-6, Class ES IO (A)	0.343	08-19-37	1,941,756	27,243
U.S. Government Agency 0.0%				11,600
Government National Mortgage Association
Series 2012-114, Class IO	0.659	01-16-53	600,479	11,600
Asset backed securities 0.0% (0.0% of Total investments)				$13,474
(Cost $15,715)
Asset backed securities 0.0%				13,474
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	15,388	13,474

	Shares	Value
Common stocks 0.7% (0.4% of Total investments)		$942,400
(Cost $1,593,666)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (H)(I)	34,014	0
Industrials 0.0%		0
Airlines 0.0%
Global Aviation Holdings, Inc., Class A (H)(I)	82,159	0
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	17

	Shares	Value
Utilities 0.7%		$942,400
Multi-utilities 0.7%

Algonquin Power & Utilities Corp.	20,000	942,400
Preferred securities 4.5% (2.8% of Total investments)		$6,127,269
(Cost $6,398,418)
Communication services 0.5%		749,853
Media 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	686	749,853
Energy 0.4%		479,160
Oil, gas and consumable fuels 0.4%
Energy Transfer LP (7.600% to 5-15-24, then 3 month LIBOR + 5.161%) (B)(C)	19,800	479,160
Industrials 0.6%		806,625
Professional services 0.6%
Clarivate PLC, 5.250%	12,500	806,625
Utilities 3.0%		4,091,631
Electric utilities 1.2%
NextEra Energy, Inc., 6.219% (B)(C)	13,533	640,246
The Southern Company, 6.750%	18,309	1,004,615
Gas utilities 0.8%
UGI Corp., 7.250% (B)(C)	13,000	1,147,770
Independent power and renewable electricity producers 1.0%
The AES Corp., 6.875% (B)(C)	15,000	1,299,000
Warrants 0.0% (0.0% of Total investments)		$4,011
(Cost $0)
Avation Capital SA (I)(J)	12,775	4,011

	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)		$1,323
(Cost $0)
LSC Communications, Inc. (A)(I)	2,100,000	1,323
Short-term investments 4.6% (2.8% of Total investments)		$6,363,000
(Cost $6,363,000)
Repurchase agreement 4.6%		6,363,000
Repurchase Agreement with State Street Corp. dated 4-29-22 at 0.000% to be repurchased at $6,363,000 on 5-2-22, collateralized by $2,981,500 U.S. Treasury Inflation Indexed Bonds, 3.625% due 4-15-28 (valued at $6,490,340)	6,363,000	6,363,000

18	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $239,536,648) 163.1%	$223,221,589
Other assets and liabilities, net (63.1%)	(86,365,328)
Total net assets 100.0%	$136,856,261

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
MXN	Mexican Peso
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $107,897,315 or 78.8% of the fund’s net assets as of 4-30-22.
(B)	All or a portion of this security is on loan as of 4-30-22, and is a component of the fund’s leverage under the Liquidity Agreement.
(C)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-22 was $106,579,219. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $27,312,076.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Non-income producing - Issuer is in default.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(I)	Non-income producing security.
(J)	Strike price and/or expiration date not available.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	19

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,996,328	MXN	62,854,056	GSI	5/18/2022	—	$(74,722)
						—	$(74,722)

Derivatives Currency Abbreviations
MXN	Mexican Peso
USD	U.S. Dollar

Derivatives Abbreviations
GSI	Goldman Sachs International
OTC	Over-the-counter
At 4-30-22, the aggregate cost of investments for federal income tax purposes was $240,838,082. Net unrealized depreciation aggregated to $17,691,215, of which $1,846,699 related to gross unrealized appreciation and $19,537,914 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-22 (unaudited)

Assets
Unaffiliated investments, at value (Cost $239,536,648)	$223,221,589
Cash	2,177
Dividends and interest receivable	3,315,659
Receivable for investments sold	557,944
Other assets	232,556
Total assets	227,329,925
Liabilities
Unrealized depreciation on forward foreign currency contracts	74,722
Liquidity agreement	86,900,000
Payable for investments purchased	3,287,700
Interest payable	86,712
Payable to affiliates
Accounting and legal services fees	7,776
Other liabilities and accrued expenses	116,754
Total liabilities	90,473,664
Net assets	$136,856,261
Net assets consist of
Paid-in capital	$170,724,359
Total distributable earnings (loss)	(33,868,098)
Net assets	$136,856,261

Net asset value per share
Based on 8,744,547 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$15.65
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	21

STATEMENT OF OPERATIONS For the six months ended 4-30-22 (unaudited)

Investment income
Interest	$6,727,907
Dividends	306,964
Less foreign taxes withheld	(19,665)
Total investment income	7,015,206
Expenses
Investment management fees	645,630
Interest expense	368,178
Accounting and legal services fees	10,397
Transfer agent fees	24,485
Trustees’ fees	19,551
Custodian fees	15,263
Printing and postage	16,566
Professional fees	52,749
Stock exchange listing fees	11,786
Other	5,721
Total expenses	1,170,326
Less expense reductions	(10,648)
Net expenses	1,159,678
Net investment income	5,855,528
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,421,200
Forward foreign currency contracts	35,932
1,457,132
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(26,755,549)
Forward foreign currency contracts	(152,034)
(26,907,583)
Net realized and unrealized loss	(25,450,451)
Decrease in net assets from operations	$(19,594,923)
22	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-22 (unaudited)	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$5,855,528	$11,832,559
Net realized gain	1,457,132	3,848,752
Change in net unrealized appreciation (depreciation)	(26,907,583)	9,997,689
Increase (decrease) in net assets resulting from operations	(19,594,923)	25,679,000
Distributions to shareholders
From earnings	(6,404,897)	(12,445,823)
Total distributions	(6,404,897)	(12,445,823)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	453,469	217,114
Total increase (decrease)	(25,546,351)	13,450,291
Net assets
Beginning of period	162,402,612	148,952,321
End of period	$136,856,261	$162,402,612
Share activity
Shares outstanding
Beginning of period	8,718,679	8,707,025
Issued pursuant to Dividend Reinvestment Plan	25,868	11,654
End of period	8,744,547	8,718,679
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	23

STATEMENT OF CASH FLOWS For the six months ended   4-30-22 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(19,594,923)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(40,169,759)
Long-term investments sold	41,218,037
Net purchases and sales of short-term investments	(3,426,000)
Net amortization of premium (discount)	152,376
(Increase) Decrease in assets:
Unrealized appreciation on forward foreign currency contracts	77,312
Dividends and interest receivable	(44,306)
Receivable for investments sold	886,752
Other assets	(10,834)
Increase (Decrease) in liabilities:
Unrealized depreciation on forward foreign currency contracts	74,722
Payable for investments purchased	1,437,700
Interest payable	35,479
Payable to affiliates	(1,368)
Other liabilities and accrued expenses	(18,709)
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	26,759,211
Net realized (gain) loss on:
Unaffiliated investments	(1,424,279)
Net cash provided by operating activities	$5,951,411
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(5,951,428)
Net cash used in financing activities	$(5,951,428)
Net decrease in cash	$(17)
Cash at beginning of period	$2,194
Cash at end of period	$2,177
Supplemental disclosure of cash flow information:
Cash paid for interest	$(332,699)
Noncash financing activities not included herein consists of reinvestment distributions	$453,469
24	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	4-30-22[1]	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$18.63	$17.11	$18.38	$16.99	$18.81	$18.11
Net investment income[2]	0.67	1.36	1.27	1.19	1.21	1.28
Net realized and unrealized gain (loss) on investments	(2.92)	1.59	(1.19)	1.40	(1.79)	0.72
Total from investment operations	(2.25)	2.95	0.08	2.59	(0.58)	2.00
Less distributions
From net investment income	(0.73)	(1.43)	(1.35)	(1.20)	(1.24)	(1.30)
Net asset value, end of period	$15.65	$18.63	$17.11	$18.38	$16.99	$18.81
Per share market value, end of period	$15.95	$18.62	$15.47	$17.14	$15.51	$17.87
Total return at net asset value (%)[3,4]	(12.44)[5]	17.65	1.56	16.56	(2.74)	11.87
Total return at market value (%)[3]	(10.71)[5]	30.05	(1.53)	19.07	(6.54)	15.05
Ratios and supplemental data
Net assets, end of period (in millions)	$137	$162	$149	$160	$148	$164
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54[6]	1.46	1.91	2.74	2.52	1.95
Expenses including reductions[7]	1.53[6]	1.45	1.90	2.73	2.51	1.94
Net investment income	7.72[6]	7.30	7.42	6.77	6.76	6.96
Portfolio turnover (%)	17	52	62	40	52	53
Senior securities
Total debt outstanding end of period (in millions)	$87	$87	$87	$87	$87	$87
Asset coverage per $1,000 of debt[8]	$2,575	$2,869	$2,714	$2,841	$2,702	$2,884

[1]	Six months ended 4-30-22. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Expenses including reductions excluding interest expense were 1.04% (annualized), 1.06%, 1.08%, 1.04%, 1.12% and 1.06% for the periods ended 4-30-22, 10-31-21, 10-31-20, 10-31-19, 10-31-18 and 10-31-17, respectively.
[8]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	25

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
In 2012, 2015 and 2018, the fund filed registration statements with the Securities and Exchange Commission SEC), in each case registering and/or carrying forward 1,000,000 common shares, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value (NAV) per common share.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
26	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of April 30, 2022, by major security category or type:
	Total value at 4-30-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$2,192,926	—	$2,192,926	—
Foreign government obligations	501,525	—	501,525	—
Corporate bonds	198,558,560	—	198,558,560	—
Term loans	8,434,062	—	8,434,062	—
Collateralized mortgage obligations	83,039	—	83,039	—
Asset backed securities	13,474	—	13,474	—
Common stocks	942,400	$942,400	—	—
Preferred securities	6,127,269	5,377,416	749,853	—
Warrants	4,011	—	4,011	—
Escrow certificates	1,323	—	1,323	—
Short-term investments	6,363,000	—	6,363,000	—
Total investments in securities	$223,221,589	$6,319,816	$216,901,773	—
Derivatives:
Liabilities
Forward foreign currency contracts	$(74,722)	—	$(74,722)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2022, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	27

collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
28	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2021, the fund has a short-term capital loss carryforward of $2,136,059 and a long-term capital loss carryforward of $16,479,336 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, partnerships and amortization and accretion on debt securities.
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	29

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended April 30, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $3.0 million to $3.2 million, as measured at each quarter end.
30	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	—	$(74,722)
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2022:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$35,932
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2022:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$(152,034)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8)), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	31

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $10,648 for the six months ended April 30, 2022.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2022, were equivalent to a net annual effective rate of 0.53% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended April 30, 2022, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2022 and December 31, 2022, up to 10% of its outstanding common shares as of December 31, 2021. The share repurchase plan will remain in effect between January 1, 2022 and December 31, 2022.
During the six months ended April 30, 2022 and the year ended October 31, 2021, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $248,706 have been prepaid by the fund. As of April 30, 2022, $44,629 has been deducted from proceeds of shares issued and the remaining $204,077 is included in Other assets on the Statement of assets and liabilities.
32	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

Note 7—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $86.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2022 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. As of April 30, 2022, cash received by SSB from securities lending or Reverse Repo transactions of $28,998,790 is credited against the amounts borrowed under the line of credit and $57,901,210 is the remaining conventional loan balance.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	33

on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.600% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2022, the fund had an aggregate balance of $86,900,000 at an interest rate of 1.40%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2022, the average balance of the LA and the effective average interest rate were $86,900,000 and 0.85%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 9, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.
Note 9—LIBOR Discontinuation Risk
The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants such as the fund and SSB will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate ("SOFR"), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the LA remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a
34	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund’s performance.
Note 10—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $40,169,759 and $41,218,037, respectively, for the six months ended April 30, 2022.
Note 11—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 12—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 13—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	35

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objectives
The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
Principal Investment Strategies
The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits.
The Fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities rated below investment grade, commonly known as “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may also purchase mortgage-backed securities.
At least 30% of Fund’s net assets (plus borrowings for investment purposes) will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Global Ratings Inc. (“S&P”)) or in unrated securities determined by the Subadvisor to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents.
The Fund may also invest in derivatives such as foreign currency forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps, swaps and reverse repurchase agreements. The fund utilizes a liquidity agreement to increase its assets available for investments and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In addition, the Fund may invest in repurchase agreements. The Fund may also invest up to 20% of its total assets in illiquid securities.
The Advisor may also take into consideration environmental, social, and/or governance (“ESG”) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
36	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The Advisor may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria or an ESG investment strategy.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	37

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps, swaps, and reverse repurchase agreements. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 — Leverage risk” above.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for most maturities at the end of 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
38	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	39

ADDITIONAL INFORMATION

Unaudited
The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971.
Dividends and distributions
During the six months ended April 30, 2022, distributions from net investment income totaling $0.7341 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 31, 2021	$0.3906
March 31, 2022	0.3435
Total	$0.7341
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233
Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
40	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Monday, February 14, 2022. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 14, 2022
Proposal: To elect eleven (11) Trustees to serve until their respective successors have been duly elected and qualified.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	5,691,189.688	200,362.808
Peter S. Burgess	5,598,015.307	293,537.189
William H. Cunningham	5,596,180.910	295,371.586
Grace K. Fey	5,671,205.529	220,346.967
Deborah C. Jackson	5,674,885.434	216,667.062
Hassell H. McClellan	5,568,017.523	323,534.973
Steven R. Pruchansky	5,597,580.059	293,972.437
Frances G. Rathke	5,688,251.434	203,301.062
Gregory A. Russo	5,601,293.059	290,259.437

Non-Independent Trustee
Andrew G. Arnott	5,647,417.218	244,135.278
Marianne Harrison	5,637,501.440	254,051.056
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Dennis F. McCafferty, CFA
Caryn E. Rothman, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: JHI

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O.Box 505000 Louisville, KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202
42	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF2182019	P5SA 4/22
6/2022

ITEM 2. CODE OF ETHICS.

(a)Not Applicable

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)Not Applicable

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)Not Applicable.

(g)Not Applicable

(h)Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

			Total number of	Maximum number of
	Total number of	Average price per	shares purchased	shares that may yet
			as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-21	-	-	-	870,703
Dec-21	-	-	-	873,182

Jan-22	-	-	-	873,182
Feb-22	-	-	-	873,182
Mar-22	-	-	-	873,182
Apr-22	-	-	-	873,182
Total	-	-

* On December 10, 2015, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2021. The current share plan will remain in effect between January 1, 2022 and December 31, 2022.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	June 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	June 22, 2022
By:	/s/ Charles A. Rizzo
-------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	June 22, 2022